PRELIMINARY COPY

                                          PALLET MANAGEMENT SYSTEMS, INC.
                                            One S. Ocean Boulevard #305
                                             Boca Raton, Florida 33432

                                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD ON JANUARY 7, 1999

To the Shareholders of
Pallet Management Systems, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders of Pallet Management Systems, Inc., a Florida corporation (the "Company"), will be held at the Hyatt Regency Hotel, 9300 Airport Blvd., Orlando, Florida 32827 or on Thursday, January 7, 1999, at the hour of 4:00 p.m.
local time for the following purposes:

         (1)      To elect the Board of Directors.

         (2)      To approve the Company's 1998 Omnibus Stock Option Plan.

         (3) To ratify the selection of Kaufman, Rossin & Co., independent certified public accountants, as the Company's independent auditor for the year ending June 30, 1999.

         (4) To transact any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

         Only shareholders of record at the close of business on November 25, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors


                                         Zachary Richardson, Secretary

         November 6, 1998

         IF YOU WISH TO VOTE IN FAVOR OF EACH OF THE PROPOSAL AND FOR THE NOMINEES PRESENTED, CHECK THE APPROPRIATE BOX AND SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IN ANY EVENT, YOUR PROMPT RETURN OF A SIGNED AND DATED PROXY WILL BE APPRECIATED.


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                                          SPECIAL MEETING OF STOCKHOLDERS

                                                        OF

                                          PALLET MANAGEMENT SYSTEMS, INC.

                                                  January 7, 1999

                                                 PROXY STATEMENT


                                               GENERAL INFORMATION

Proxy Solicitation

                  This Proxy Statement is furnished to the holders of Common Stock $.001 par value per share ("Common Stock"), of Pallet Management Systems, Inc. ("Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Special Meeting of the Stockholders ("Special Meeting") to be held on January 7, 1999, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of Special Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting.

                  Proxies for use at the meeting will be mailed to stockholders on or about December 5, 1998 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

Revocability and Voting of Proxy

                  A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" each of the nominees for director as described in Proposal No. 1 and "FOR" proposals 2 and 3. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. If any other matters properly comes before the meeting or any continuation or adjournment thereof, the proxies intend to vote in accordance with their best judgment.


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



Record Date and Voting Rights

                  Only stockholders of record at the close of business on November 25, 1998 are entitled to notice of and to vote at the Special Meeting of Shareholders or any continuation or adjournment thereof. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on November 25, 1998 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of a majority of the shareholders present in person or by proxy at the meeting is required for the election of the directors to be elected by such shares.



                                                 PROPOSAL NUMBER 1
                                            ELECTION OF FIVE DIRECTORS

         Five directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

         The nominees, their ages and their positions with the Company are as follows:

Name                         Age                       Position
John C. Lucy, III             40                        Chairman, CEO,
                                                        Secretary, Director

Zachary M. Richardson         43                        President, Treasurer,
                                    .                   Director

John C. Lucy, Jr.             64                        Director

Donald Radcliffe              53                        Director

David W. Sass                 62                        Director


         Each nominee's business experience during the past five years is described below:

         John C. Lucy, III joined Abell Lumber Corporation ("Abell") on a full-time basis in 1980 after graduating from Virginia Tech with a BS in business. For the past two years, Mr. Lucy has


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served as Chairman  and CEO of the Company.  Five years prior,  Mr. Lucy was the
president  of  Abell.   He  has  extensive   experience  in  pallet  and  lumber
manufacturing and has spent many years with Abell focusing on sales and marketing to large, national customers. In addition to being President of Abell, and an officer and director of the Company, he is President of Clary Lumber Co. Inc. ("Clary"), a hardwood lumber sawmill located in Gaston, North Carolina, and is Vice-President of Blacksburg Enterprises, Inc., which operates Baskin-Robbins and Sub-Station II franchises in Blacksburg, Virginia. Mr. Lucy has completed a two year term as Chair of the National Wooden Pallet and Container Association (NWPCA) Military Packing Task Force and three years as Chair of its Research Steering Committee. He was elected Chairman and CEO of the Company on June 29, 1995.

         Zachary Richardson during the past nine years has been president of the Company or one of its predecessor companies. He founded Skeezix Communications, Inc., a professional consulting firm, in 1988 and PMSI of America, a pallet company, in January 1992. Mr. Richardson became President and a Director of the Company on October 7, 1994 when the Company merged with PRTI. Mr. Richardson has been involved with management and sales for over 21 years. After graduating from Franklin and Marshall College in 1977, he was commissioned in the United States Navy and designated a Naval Aviator. He maintained his reserve status in the Navy and retired from the reserves in 1997. Mr. Richardson is an active member of the NWPCA and serves on the Recyclers Council Executive Committee.

         John C. Lucy, Jr. founded Abell in 1966 after having worked in a family lumber and pallet manufacturing business for approximately ten years. In 1969, he acquired Clary to supply lumber to Abell, and remains the chairman of Clary. In 1976, he acquired Shelbyville Enterprises that operated a motel/restaurant in Shelbyville, Tennessee (sold in 1996). In 1980 he formed Blacksburg Enterprises to operate food service operations in Blacksburg, Virginia. He attended Richmond Polytechnic Institute for two years prior to serving two years in the military.

         Donald Radcliffe has been a director of the Company since April 25, 1985. Since June 1984, Mr. Radcliffe has served as the Chief Operating Officers, Executive Vice President and Director of WorldWide Business Centers, a company which provides businesses with office space and facilities. From June 1970 through June 1984, Mr. Radcliffe was a partner in the accounting firm of Main Hurdman. In addition, Mr. Radcliffe has served as President and Director of Radcliffe Enterprises, Inc., a financial consulting company, since May 1982. Mr. Radcliffe received his Bachelor of Science degree with honors from Lehigh University in 1967, and a Masters in Business Administration degree, with distinction, from the Amos Tuck School, Dartmouth College. Mr. Radcliffe is also a certified public accountant in the State of New York. Mr. Radcliffe intends to devote less than 5% of his time to the affairs of the Company.

         David W. Sass was appointed a director in July 1998. Mr. Sass has, for the past 38 years, been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP and is legal counsel to the Company. Mr. Sass is a director of The Harmat Organization, Inc., a real estate development company; a director of Genisys Reservation Systems, Inc., a company engaged in the development of a computerized limousine reservation system; an officer of Westbury Metals Group, Inc., a company engaged in the refining of precious


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



metals; an officer of Pioneer Commercial Fund Corp., a company engaged as a mortgage warehouse lender providing short term financing to mortgage banks and a member and Vice Chairman of the Board of Trustees of Ithaca College.


                                      BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                                        CERTAIN STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information as of October 1, 1998, regarding the beneficial ownership of the Company's Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power. As of October 1, 1998 there were 3,917,612 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.


Name and                                      Amount and
Address of                                    Nature of
Beneficial                                    Beneficial
Owner                                         Ownership       Percent of Class

John C. Lucy III(1,3,8)                              184,818           4.7%
Pallet Management Systems, Inc.
One S. Ocean Boulevard #305
Boca Raton, Florida 33432

Zachary Richardson(1,4,8)                            188,077            4.8%
Pallet Management Systems, Inc.
One S. Ocean Boulevard #305
Boca Raton, Florida 33432

John C. Lucy, Jr.(2,5,8)                             670,052            17.1%
Pallet Management Systems, Inc.
One S. Ocean Boulevard #305
Boca Raton, Florida 33432

Donald Radcliffe (2,6,8)                             12,750             *
Pallet Management Systems, Inc.
One S. Ocean Boulevard #305
Boca Raton, Florida 33432

David W. Sass(2,7,8)                                 1,500              *
McLaughlin & Stern, LLP
260 Madison Avenue
New York, NY 10016

All Directors as a Group (five persons)(1-8)         1,057,197           27%
* less than 1%

(1) An officer and director
(2) Director only
(3) Includes 9,100 shares owned; 23,000 shares held in custody for children; 2,718 five year warrants having a $2.00 per share exercise price, expire in December 2001 and 69,000 ten year stock options granted on July 1, 1997 having a $2.00 per share exercise price and expire July 2007. (4) Includes 110,327 shares owned; 8,750 five year warrants having a $2.00 per share exercise price, expire in December 2001 and 69,000 ten year stock options on July 1, 1997 having a $2.00 per share exercise price and expire July 2007. (5) Includes 440,696 shares owned; 50,000 shares owned by Clary; 75,000 and 50,000 five year warrants having a $2.00 per share exercise price, owned by Mr. Lucy and Clary respectively, expire in December 2001 and 54,356 ten year stock options granted on July 1, 1997 having a $2.00 per share exercise price and expire July 2007. (6) Includes 5,250 shares owned; 3,750 five year warrants having a $2.00 per share exercise price, expire in December 2001 and 3,750 ten year stock options granted on July 1, 1997 having a $2.00 per share exercise price and expire July 2007. (7) Includes 1,500 ten year stock options granted on July 1, 1997 having a $2.00 per share exercise price and expire July 2007. (8) Does not include performance options.

Compliance With Section 16(a) of the Exchange Act

         Under United States securities laws, the Company's directors and officers and persons who own more than ten percent of the Company's Common Stock are required to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that during the fiscal year ended June 30, 1998, all filing requirements under section 16(a) of the Securities Exchange Act of 1934 applicable to its directors and officers and holders of more than 10% Common Stock were complied with.


Board of Directors Meetings

         During the fiscal year ended June 30, 1998 there were 6 meetings of the Company's Board of Directors. Each of the directors attended all such meetings.

The Board of Directors has a standing audit, nominating and compensation committees. Mr. Radcliffe and John C. Lucy, III are members of the audit committee and Messrs. Sass, Radcliffe and Lucy, Jr. are members of the nominating and compensation committees. Approval of the annual audit is completed by management and the Board of Directors. Nominations are made by the Board

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of  Directors  as a whole.  Any  Shareholder  interest in  nominating a director should see "Submission of Shareholder Proposals" below.

Executive Compensation

         The following table reflects the aggregate cash compensation, including bonuses and deferred compensation, for services in all capacities to the Company during the fiscal years ended June 27, 1998, 1997 and 1996 for the Chief Executive Officer of the Company. No other executive officer of the Company had aggregate remuneration exceeding $100,000.

                                            SUMMARY COMPENSATION TABLES

Name and Principal    Year                  Annual                        Long-Term
       Position                             Compensation                 Compensation
                                                                                                          Awards Payouts
                                    Salary  Bonus($)      Othe     Restricted     Option      LTI             All
                                    ($)(2)                 ($)    Stock Awards    SARs(4)                   Other

John C. Lucy, III    1998            58,546                                       69,000
Chairman(1), (3)     1997            56,883
                     1996            86,800

Zachary M.           1998            58,104                                       69,000
Richardson,          1997            57,480
President,           1996           100,117
Director(3)


(1)      Mr. Lucy was elected Chairman of the Company on June 29, 1995.
(2)      Includes medical insurance reimbursements.
(3) Messrs. Lucy and Richardson reduced their annualized salaries from $95,000 to $52,000 in Jun 1996. In July 1998 Messrs. Lucy and Richardson restored their salaries to their $95,000 contracted amount. This was not made retroactive.
(4) 9,000 Incentive Stock Options and 60,000 non-qualified options with a $2 exercise price. These options have a four-year vesting period. Does not include 345,535 performance options with exercise prices from $1.50 to $2.25.


Director's Compensation

         Directors who are not members of management or affiliates thereof receive $1,000 for each Board meeting attended and $500 for special conference telephone meetings, plus out-of-pocket expenses incurred in connection with such attendance. No compensation has been paid to any director for his or her services during fiscal 1998 or years prior.

Certain Relationship and Related Transactions

         Clary, which is owned by the family of John C. Lucy, Jr., a Director and principal shareholder of the Company, sold lumber to Abell in the amounts of $2,721,000 and $2,895,000 which is 22% and 25% of Abell's lumber purchases for the years fiscal 1998 and 1997 respectively. Abell sold approximately $10,000 of lumber of Clary in fiscal year 1997. The Company believes that these transactions were made at or below market prices in the ordinary course of business. Clary has loaned the Company money to acquire property and provide additional working capital during


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1998 of which  all has been  repaid.  The  Company  has paid  $58,500  in salary reimbursement to Clary for compensation to John C. Lucy III who performs services for both Clary and the Company.

         In conjunction with the November private placement, 1,000,000 options were granted to Messrs. Lucy and Richardson. These options have an exercise restriction based on income performance before taxes, depreciation and amortization. Messrs. Lucy and Richardson allocated approximately one-third of these options to company management. The Company achieved the first threshold thus releasing 325,000 options (145,000 with exercise price of $1.50, 90,000 with exercise price of $1.75, and 90,000 with exercise price of $2.25). The next threshold is corporate income of $400,000 for the first half of fiscal year 1999 (360,000 options - 110,000 with exercise price of $1.50, 160,000 with exercise price of $1.75, and 90,000 with exercise price of $2.25). The last threshold is corporate income of $1,000,000 for fiscal year 1999. (315,000 options - 145,000 with exercise price of $1.50, 120,000 with exercise price of $1.75, and 50,000 with exercise price of $2.25).

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL FIVE NOMINEES FOR DIRECTOR.

                                                  PROPOSAL NO. 2
                                    APPROVAL OF 1998 OMNIBUS STOCK OPTION PLAN

         Shareholders will be asked to approve the Company's 1998 Omnibus Stock Option Plan (the "Plan"). The Plan became effective on September 1, 1998 for the purpose of furthering the long-term stability, continuing growth and financial success of the Company by retaining and attracting key employees, directors and selected advisors of the Company through the use of stock incentives. An aggregate of 500,000 shares of the Company's Common Stock shall be reserved for issuance under the Plan. A copy is attached hereto as Exhibit A.

         Pursuant to the Company's 1997 Omnibus Stock Option Plan, the Company adopted a combined stock option and appreciation rights plan to attract and to induce officers, directors and key employees of the Company to remain with the Company. The plan provides for options which will qualify as incentive stock options under Section 422(a) of the Internal Revenue Code of 1986, as amended, as well as for options which do not so qualify. No more than fifteen percent (15%) of the Common Stock outstanding is reserved for issuance upon exercise of options to be granted from time-to-time. As of June 27th, 1998, 217,000 options had been granted with an exercise price of $2.00. These options will be fully vested July 1, 2001 and expire June 30th, 2007. Therefore, the Board of Directors have deemed it to be in the best interest of the Company to establish a 1998 Stock Option plan to further the benefits intended by the 1997 Omnibus Stock Option Plan.

         Incentive Awards may be granted under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, and Performance Awards. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.



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         If not sooner terminated by the Board, the 1998 Plan shall terminate at the close of business on August 31, 2008. No Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. The Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Awards to meet the
requirements   of  the  Code,   including  Code  section  422,  and  regulations
thereunder. Except as provided, in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

         The title of the securities to be offered pursuant to the Plan is the Common Stock, $.001 par value, of the Company. For the Plan, an aggregate of 500,000 shares of Company Stock, shall be authorized but unissued shares. No more than 50,000 shares of Company Stock may be allocated to Incentive Awards and no more than 300,000 shares of Company Common Stock may be allocated to Non-Incentive Awards that are granted to any one Employee during a single calendar year.

           All present and future employees of the Company or of any parent or subsidiary of the Company ("Employee") and any person retained to provide services to the Company (other than as an Employee, a member of the Board of Directors or a member of the board of directors of any subsidiary or parent of the Company), and who is selected by the Committee (as defined in the Plan) to be eligible to receive Incentive Awards under the Plan ("Selected Advisors"). The Committee shall have the power and complete discretion, as provided in
Section 15 of the Plan, to select which Employees and Selected Advisors shall receive Incentive Awards and to determine for each such Participant the terms, conditions and nature of the award, and the number of shares to be allocated to each Participant as part of each Incentive Award.

           All present and future Non-Employee Directors shall be eligible to receive options that do not meet the requirements of Code section 422 or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Options and is so designated ("Non-Statutory Options") under the Plan. Non-Employee Directors shall not be entitled to receive any other form of Incentive Award under the Plan.

            Restricted   Stock  Awards  for  Employees  and  Selected   Advisors
(A)Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Restricted Stock Award is granted and the terms and conditions to which the Restricted Stock Award is subject. This notice, when accepted in between the Company and the writing by the Participant, shall become an award agreement between the Company and the Participant. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

                  Stock Options for Employees and Selected Advisors:

                  (A) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible Employee or Selected Advisor stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which Stock Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

                  (B) Incentive Stock Options may only be awarded to Employees of the Company. "Tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may not be issued in connection with Incentive Stock Options. The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110 % of the Fair Market Value of such shares on the Date of Grant.

                  (C) The exercise price of shares of Company Stock covered by a Nonstatutory Stock Option shall be not less than 85 % of the Fair Market Value of such shares on the Date of Grant. Notwithstanding the foregoing, Nonstatutory Stock Options shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant if the Committee intends for such Options to qualify under Code section 162(m).

                  (D) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                  (1) No Incentive Stock Option may be exercised after the first to occur of:

(x) Ten years (or, in the case of an incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant,

(y) Three months following the date of the Participant's termination of employment with the Company and any Parent or Subsidiary of the Company for reasons other than death or Disability; or

                         (z) One year following the date of the  Participant's
termination of employment
by reason of death or Disability.

Stock Appreciation Rights and Performance Awards for Employees and Selected Advisors.

                  (A) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Nonstatutory Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Stock Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in the Participant's stock option agreement. The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

                  (1) Stock Appreciation rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the Stock Appreciation Right.

                  (2) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent it surrendered, shall not thereafter be exercisable.

                  (3) The Committee may, in its discretion, grant Stock Appreciation Rights in connection with Options which by their terms become fully exercisable upon a Change of Control, which Stock Appreciation Rights shall only be exercisable following a Change of Control. The underlying Option may provide that such Stock Appreciation Rights shall be payable solely in cash. The terms of the underlying Option shall provide the method by which fair market value of the Company Stock on the date of exercise shall be calculated based on one of the following alternatives:

(x) the Fair Market Value of the Company Stock as of the business day immediately preceding the day of exercise;

(y) the highest Fair Market Value of the Company Stock during the 90 days immediately preceding the Change of Control; or
                           (z) the greater of (x) or (y).

                  (4) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable, and shall expire no later than the date on which the related Option expires.

                  (5) A Stock Appreciation Right may only be exercised at a time when the fair market value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

           Tax Effects of Plan Participation.

           Whenever under the Plan shares are to be issued in satisfaction of stock options granted hereunder, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Company may determine that such taxes are due. Whenever under the Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

           Supplemental Information: The shares offered in the Plan will be registered pursuant to the filing of a Form S-8 with the Securities and Exchange Commission. Such filing shall take place on or about January 1999.

           THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" ITS APPROVAL.

                                                 PROPOSAL NUMBER 3
                                               ELECTION OF AUDITORS

                  The Shareholders will be asked to ratify the appointment of the firm of Kaufman, Rossin & Co., independent certified public accountants, as auditors of the Company for the fiscal year ended June 30, 1999. A representative of Kaufman, Rossin & Co., will not be present at the Annual Meeting.

           THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" ITS APPROVAL.

                                           ANNUAL REPORT TO STOCKHOLDERS

           The Annual Report to Stockholders for the year ended June 30, 1998 is being mailed to stockholders with this Proxy Statement.

                          STOCKHOLDER PROPOSAL - 1999 ANNUAL MEETING

           Any stockholder proposals to be considered by the Company for inclusion in the proxy material for the 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by December 31, 1998.

           The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                                  BY ORDER OF
                                                  THE BOARD OF DIRECTORS


                                                  Zachary Richardson, Secretary

           New York, New York
           November 6, 1998

                                          PALLET MANAGEMENT SYSTEMS, INC.

                                                     P R O X Y

                    This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John C. Lucy, III and Zachary M. Richardson as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the common stock of Pallet Management Systems, Inc. held of record by the undersigned on November 25, 1998, at the annual meeting of shareholders to be held on January 7, 1999, or any adjournment thereof.
1.       TO APPROVE the Company's 1998 Omnibus Stock Option Plan.

2.       ELECTION OF DIRECTORS

For all nominees listed below                         Withhold Authority to
(Except as Marked to the                             Vote All Nominees Listed
Contrary)                    Below

John C. Lucy, Jr., John C. Lucy, III, Zachary M. Richardson, Donald Radcliffe and David W. Sass.

3. TO APPROVE and ratify the selection of Kaufman, Rossin & Co., independent certified public accountants, as the Company's independent auditors for the year ending June 30, 1999.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THE FAILURE TO FILL IN THE CHOICES INDICATED ABOVE WILL AUTHORIZE THE PROXIES TO VOTE FOR THE PROPOSALS TO BE BROUGHT BEFORE THE MEETING.

Please sign name exactly as appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please given full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated: _________________________, 1998


                                   _________________________________________
                                                    Signature

                                   _________________________________________
                                                 Signature, if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE

If you have had a change of address, please print or type your new address(s) on the line below

_______________________________

                                                     EXHIBIT A


                                            PALLET MANAGEMENT SYSTEMS, INC.
                                           1998 OMNIBUS STOCK INCENTIVE PLAN


                                           Effective as of September 1, 1998

                                            PALLET MANAGEMENT SYSTEMS, INC,
                                           1998 OMNIBUS STOCK INCENTIVE PLAN
                                           Effective as of September 1, 1998


                                                    Table of Contents



                                                                   Page


Purpose...............................................................3
Definitions.........................................................3-6
General...............................................................6
Stock.................................................................6
Eligibility.........................................................6-7
Restricted Stock Awards for Employees and Selected
  Advisors......................................................... 7-8
Stock Options for Employees and Selected Advisors                   8-10
Stock Appreciation Rights and Performance
Awards for Employees and
Selected Advisors...................................................10-12
Method of Exercise of Options
and Stock Appreciation Rights.....................................12-14
Nontransferability of Incentive Awards...............................14
Effective Date of the Plan...........................................14
Termination, Modification, Change....................................14
Change in Capital Structure..........................................14
Administration of the Plan........................................14-16
Notice...............................................................15
Prototype Plan Document............................................16-18
Interpretation.......................................................18

                                          PALLET MANAGEMENT SYSTEMS, INC,
                                         1998 OMNIBUS STOCK INCENTIVE PLAN


      1. Purpose. The purpose of the Pallet Management Systems, Inc. 1998 Omnibus Stock Incentive Plan (the "Plan") is to further the long-term stability, continuing growth and financial success of Pallet Management Systems, Inc. (the "Company") by attracting and retaining key employees, directors and selected advisors of the Company through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees, directors and selected advisors upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to eligible persons under this Plan will strengthen their desire to remain with the Company and will further the identification of those persons' interests with those of the Company's shareholders.

           2. Definitions. As used in the Plan, the following terms have the meanings indicated:

         (a) "Act" means the Securities Exchange Act of 1934, as amended.

         (b) "Applicable Withholding Taxes" means the aggregate amounts of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option or Stock Appreciation Right, or the award of Restricted Stock,

          (c) "Board" means the Board of Directors of the Company.

(d) "Change of Control" means the occurrence of either of the following  events:
(i) a third person, including a "group" as defined in Section 13(d)(3) of the Act, becomes, or obtains the right to become, the beneficial owner of Company securities having 20% or more of the combined voting, power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination,. of the foregoing, transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board or of the board of directors of any
                                                         3
successor to the Company.

         (e) "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Committee" means the committee appointed by the Board as described under Section 15.

         (g) "Company" means Pallet Management Systems, Inc., a Florida corporation.

         (h) "Company Stock" means shares of voting common stock of the Company subject to adjustment as provided in Section 14.

         (i) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

         (j) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other forms of Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

         (k) "Employee" means an employee of the Company, or of any Parent or Subsidiary of the Company.

         (1) "Fair Market Value" means, as of a relevant date, (i) if the Company Stock is traded on an exchange, the closing price of the Company Stock on such day on the exchange on which it generally has the greatest trading volume, (ii) if the Company Stock is traded on the over-the-counter market, the average between the closing bid and asked prices on such day as reported by NASDAQ, or (iii) if sales prices or bid and asked prices are not available for such day, the fair market value shall be determined by the Committee using any reasonable method in good faith.

         (m) "Incentive Award" means, collectively, the award of an Option, Stock Appreciation Right, Restricted Stock, or Performance Award under the Plan.

         (n) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

         (o) "Insider" means a person subject to section 16 of the Act.

         (p) "Non-Employee Director" means a member of the Board who is not an Employee.

         (q) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422 or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

         (r) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

         (s) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

         (t) "Participant" means any Employee, Non-Employee Director or Selected Advisor who receives an Incentive Award under the Plan.

         (u)  "Performance  Award" means an award which is  contingent  upon the
performance  of  the  Company  or  which  is  contingent   upon  the  individual
performance of the Participant.

         (v) "Reload Feature" means a feature of an Option described in a Participant's stock option agreement that authorizes the automatic grant of a Reload Option in accordance with the provisions of Section 10(e).

         (w) "Reload Option" means an Option automatically granted to a Participant equal to the number of shares of already owned Company Stock delivered by the Participant in payment of the exercise price of an Option having a Reload Feature.

         (x) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

         (y) "Restricted Stock Award" means an award of Restricted Stock granted under the Plan.

         (z) "Rule 16b-3" means Rule 16b-3 adopted pursuant to section 16(b) of the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan's adoption.

                  (aa) "Selected Advisor" means any person who has been retained to provide services to the Company (other than as an Employee, a member of the Board or a member of the board of directors of any Subsidiary or Parent of the Company), and who is selected by the Committee to be eligible to receive Incentive Awards under the Plan.

                  (bb) "Stock Appreciation Right" means a right to receive amounts from the Company awarded upon the terms and subject to the restrictions set forth in Section 10.

                  (cc) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

                  (dd) "10% Shareholder" means a person who owns, directly or indirectly, stock possessing more than 10 % of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

         3. General. Incentive Awards may be granted under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, and Performance Awards. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. The provisions of the Plan referring to Insiders or Rule 16b-3 shall apply only to Participants who are subject to section 16 of the Act.

         4. Stock. Subject to Section 14 of the Plan, there shall be reserved for Issuance under the Plan an aggregate of 500,000 shares of Company Stock, which shall be authorized but unissued shares. No more than 50,000 shares of Company Stock may be allocated to Incentive Awards and no more than 300,000 shares of Company Common Stock may be allocated to Non-Incentive Awards that are granted to any one Employee during a single calendar year. Shares that have not been issued and shares allocable to options or portions thereof that expire or otherwise terminate unexercised after the effective date of the PMSI Omnibus Stock Plan - 1995 or the 1997 Omnibus Stock Incentive Plan may be added as an Incentive Award under this Plan. Shares that have not been issued under this Plan and that are allocable to Incentive Awards or portions thereof that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under this Plan. Similarly, if any shares of Restricted Stock issued pursuant to the Plan are reacquired by the Company as a result of a forfeiture of such shares pursuant to the Plan, such shares may than be subjected to an Incentive Award under the Plan. For purposes of determining the number of shares that are available for Incentive Awards under this Plan, such number shall include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes upon exercise of an Option.

         5.       Eligibility.

           (a) All present and future Employees and Selected Advisors shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 15, to select which Employees and Selected Advisors shall receive Incentive Awards and to determine for each such Participant the terms, conditions and nature of the award, and the number of shares to be allocated to each Participant as part of each Incentive Award.

           (b) All present and future Non-Employee Directors shall be eligible to receive Non- Statutory Options under the Plan. Non-Employee Directors shall not be entitled to receive any other form of Incentive Award under the Plan.

           (c) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment or other service relationship of the Participant after the grant, or to make further grants to the Participant at any time thereafter.

           6.     Restricted Stock Awards for Employees and Selected Advisors.

           (a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Restricted Stock Award is granted and the terms and conditions to which the Restricted Stock Award is subject. This notice, when accepted in between the Company and the writing by the Participant, shall become an award agreement between the Company and the Participant. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

           (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

                  (i) None of such shares may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or shall have been removed pursuant to paragraph (d) or (e) below.

                  (ii) The restrictions on such shares must remain in effect and may not lapse for a period of two years beginning on the Date of Grant, except as provided under paragraph (d) or (e) in the case of Disability, death or a Change in Control.

                  (iii) If a Participant ceases to be employed by the Company or a Parent or Subsidiary of the Company, the Participant shall forfeit to the Company any shares of Restricted Stock, the restrictions on which shall not have lapsed or shall not have been removed pursuant to paragraph (d) or (e) below, on the date such Participant shall cease to be so employed.

                  (iv) The Committee may establish such other restrictions on such shares that the Committee deems appropriate, including, without limitation, events of forfeiture.

           (c) Upon the acceptance by a Participant of a Restricted Stock Award, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to the shares of Restricted Stock subject to such Restricted Stock Award, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

           (d) The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability or death of the Participant, or the occurrence of a Change of Control.

           (e) Notwithstanding the forfeiture provisions of paragraph (b)(iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

           (f) Each Participant shall agree at the time his Restricted Stock Award is granted, and as a condition thereof, that the Company shall deduct from any payments of any kind otherwise due from the Company to such Participant the aggregate amount of any Applicable Withholding Taxes with respect to the shares of Restricted Stock subject to the Restricted Stock Award or that such Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, the aggregate amount of any such taxes. Arrangements satisfactory to the Company may, in the sole discretion of the Company, include the obtaining of a loan from the Company to pay such taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificates free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant. If Restricted Stock is being issued to a Participant without the use of a stock certificate, the restrictions set forth in paragraph (b) shall be communicated to the Participant in the manner required by law.

           (g) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable
Withholding Taxes arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee. The Committee has the express authority to change any election procedure it establishes at any time.

           7.     Stock Options for Employees and Selected Advisors.

           (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible Employee or Selected Advisor stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which Stock Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

           (b) Incentive Stock Options may only be awarded to Employees of the Company. "Tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may not be issued in connection with Incentive Stock Options. The exercise price of shares of Company Stock covered by an Incentive

Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110 % of the Fair Market Value of such shares on the Date of Grant.

           (c) The exercise price of shares of Company Stock covered by a Nonstatutory Stock Option shall be not less than 85 % of the Fair Market Value of such shares on the Date of Grant. Notwithstanding the foregoing, Nonstatutory Stock Options shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant if the Committee intends for such Options to qualify under Code section 162(m).

           (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

(i) No Incentive Stock Option may be exercised after the first to occur of:

(x) Ten years (or, in the case of an incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant,

(y) Three months following the date of the Participant's termination of employment with the Company and any Parent or Subsidiary of the Company for reasons other than death or Disability; or

                           (z) One year following the date of the  Participant's
termination of
employment by reason of death or Disability.

                   (ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been so employed at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of death or Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of such termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is Exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

                  (iii) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). The foregoing Limitation Amount shall be adjusted to the extent required by any amendment to or modification of Code section 422. Incentive Stock Options granted after December 31, 1986 under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options exercisable by the Participant for the first time during any calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

           (e) The Committee may, in its discretion, provide that an Option granted to an Insider will not be exercisable by the Insider within the first six months after it is granted.

           (f) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control notwithstanding other conditions or, exercisability in the stock option agreement, and, in such event, paragraph (e) shall not apply.

         8. Stock Appreciation Rights and Performance Awards for Employees and Selected Advisors.

           (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Nonstatutory Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Stock Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in the Participant's stock option agreement. The following provisions apply to all Stock Appreciation Rights that are granted in connection with
Options:

                  (i) Stock Appreciation rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the Stock Appreciation Right.

                  (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent it surrendered, shall not thereafter be exercisable.

                  (iii) The Committee may, in its discretion, grant Stock Appreciation Rights in connection with Options which by their terms become fully exercisable upon a Change of Control, which Stock Appreciation Rights shall only be exercisable following a Change of Control. The underlying Option may provide that such Stock Appreciation Rights shall be payable solely in cash. The terms of the underlying Option shall provide the method by which fair market value of the Company Stock on the date of exercise shall be calculated based on one of the following alternatives:

(x) the Fair Market Value of the Company Stock as of the business day immediately preceding the day of exercise;

(y) the highest Fair Market Value of the Company Stock during the 90 days immediately preceding the Change of Control; or

                           (z) the greater of (x) or (y).

                  (iv) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable, and shall expire no later than the date on which the related Option expires.

                  (v) A Stock Appreciation Right may only be exercised at a time when the fair market value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

(b) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted without related Options. The terms and conditions of the award shall be set forth in a stock appreciation rights agreement between the Company and the Participant. The following provisions apply to all Stock Appreciation Rights that are granted without related Options:

(i) Stock Appreciation Rights shall entitle the Participant, upon the exercise of all or any part of the Stock Appreciation Rights, to receive from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the Stock Appreciation Rights over (y) the Fair Market Value on the Date of Grant of the Company Stock covered by the Stock Appreciation Rights. The Committee may limit the amount that the Participant may be entitled to receive upon exercise of the Stock Appreciation Right.
                                    (ii)  Stock  Appreciation  Rights  shall  be
exercisable, in whole or
in part, at such times as the Committee shall specify in the Participant's stock appreciation rights agreement.

           (c) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Participant's stock option agreement (if the Stock Appreciation Rights are related to an Option) or stock appreciation rights agreement. The Committee may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

           (d) Performance Awards may be granted to Employees and Selected Advisors under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are awards which are contingent upon the performance of the Company or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance awards.

           9.     Method of Exercise of Options and Stock Appreciation Rights.

           (a) Options and Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights he has elected to exercise. ln the case of a purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full paid in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding, Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

           (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require of the Participant a customary written indication of his investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued to him a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

           (c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes of the Participant arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee. The Committee has the express authority to change any election procedure it establishes at any time.

           (d) Notwithstanding anything herein to the contrary, if the Company is subject to section 16 of the Act, Options and Stock Appreciation Rights shall always be granted and exercised in such a manner as necessary to conform to the provisions of Rule 16b-3.

           (e) If a Participant exercises an Option that has a Reload Feature by delivering already owned shares of Company Stock in payment of the exercise price, the Participant shall automatically be granted a Reload Option. At the time the Option with a Reload Feature is awarded, the Committee may impose such restrictions on the Reload Option as it deems appropriate, but in any event the Reload Option shall be subject to the following restrictions:

                  (i) The exercise price of shares of Company Stock covered by a Reload Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant of the Reload Option;

                  (ii) If and to the extent required by Rule 16b-3, or if so provided inthe option agreement, a Reload Option shall not be exercisable within the first six months after it is granted; provided that, subject to the terms of the Participant's stock option agreement, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period;

                  (iii) The Reload Option shall be subject to the same restrictions on exercisability imposed on the underlying Option (possessing file Reload Feature) that was exercised unless the Committee specifies different limitations;

                  (iv) The Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Company Stock covered by the underlying Option (possessing the Reload Feature) that was exercised;

                  (v) The Reload Option shall not have a Reload Feature. The Participant shall not be entitled to make payment of the exercise price other than in cash unless provisions for an alternative payment method are included in the Participant's stock option agreement or are agreed to in writing by the Company with the approval of the Committee prior to the exercise of the Option.

           10. Nontransferability of Incentive Awards. Incentive Awards shall not be transferrable unless so provided in the award agreement or an amendment to the award agreement.

           11. Effective Date of the Plan. This Plan shall be effective as of September 1, 1998 and shall be submitted to the shareholders of the Company for approval. No Option or Stock Appreciation Right shall be exercisable and no Company Stock shall be 'issued under the Plan until (i) the Plan has been approved by the Company's shareholders, (ii) shares issuable under the Plan have been registered with the Securities and Exchange Commission, and (iii) the requirements of any applicable state securities laws have been met.

           12. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on August 31, 2008
 . No Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. The Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Awards to meet the requirements of the Code, including Code section 422, and regulations thereunder. Except as provided, in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

           13.    Change in Capital Structure.

                  (a) The number of shares reserved for issuance under the Plan, the terms of Incentive Awards, and all computations under the Plan shall be appropriately adjusted by the Committee should the Company effect one or more stock dividends, stock splits, subdivisions or consolidations of shares, or other similar changes in capitalization, or if the par value of Company Stock is altered. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

                  (b) If the Company is a party to a consolidation or merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

                  (c) Any determination made or action taken under this Section 14 by the Committee shall be final and conclusive and may be made or taken without the consent of any Participant.

           14. Administration of the Plan. The Plan shall be administered by a Committee, which shall be appointed by the Board, and which shall consist of not less than two such members of the Board. Each member of the Committee shall qualify as a "non-employee director" for purposes of Rule 16b-3 and as an "outside director" for purposes of Code section 162(m) and the regulations thereunder. The Committee shall have general authority to construe and interpret the terms of the Plan and the respective award agreements under the Plan, to impose any limitation or condition upon an Incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan. The determination of the Committee with respect to any matter under the Plan to be acted upon by the Committee shall be conclusive and binding. Without limitation and in addition to powers set forth elsewhere in the Plan, the Committee shall have the following specific authority:

                  (a) The Committee shall have the power and complete discretion to determine (i) which eligible Employees and Selected Advisors shall receive an Incentive Award and the nature of the Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted in connection with Options, (v) the Fair Market Value of Company Stock, (vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options and Stock Appreciation Rights may be exercised, (x) whether a Disability exists, (x) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xi) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted,
(xii) procedures for the withholding or delivery of Company Stock to satisfy Applicable Withholding Taxes, (xiii) the terms and conditions applicable to Restricted Stock Awards, (xiv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xv) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xvi) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xvii) any additional requirements relating to Incentive Awards that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

                   (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any rules or regulations adopted by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  (c) The Committee may delegate to the officers or employees of the Company and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect 'to substantive decisions or functions regarding the Plan, nor as to Incentive Awards thereunder as those relate to Insiders, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

                  (d) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting (e) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

      Notwithstanding this Section 15 or any other provision of the Plan to the contrary, any action required or permitted to be performed by the Committee may be performed by the entire Board to the extent necessary or appropriate to satisfy Rule 16b-3, as determined in the discretion of the Board.

      15. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows:

(a) if to the Company - at its principal business address to the attention of the Secretary;

                  (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

      16. Prototype Plan Document. The Company has adopted The Institutional Prototype Profit Sharing Section 401(k) Plan (the 'Prototype Plan Document") and the related Adoption Agreement (the 'Adoption Agreement") (the Prototype Plan Document and the Adoption Agreement are collectively referred to as the "Prototype Documents"), for the benefit of its eligible employees, known as the Pallet Management Systems ,Inc. Profit Sharing 401 (k) Plan (the " Profit Plan").

                  A . The Profit Plan shall henceforth consist of the Prototype Documents and this Addendum, as the same may be amended from time to time. To the extent of any conflict among such documents, the provisions of this Addendum shall control.

B. Section 2.33 of the Prototype Plan Document is hereby amended by adding the following, to the end thereof:

         "'Permissible Investment' shall also include shares of Company Stock which may be contributed to the Trust by the Company or purchased by the Trustee at the direction of the Plan Administrator. Such purchases may be made, at the discretion of the Trustee, from either the

Company, any affiliate of the Company, the public market or any other source, at prices which do not exceed the fair market value of the Company Stock as determined in good faith by the Trustee. All shares of Company Stock and any dividends received thereon shall be field in a separate fund which shall be designated the Company Stock Fund. Assets allocated to the Company Stock Fund shall be invested in shares of Company Stock and any short-term securities issued or guaranteed by the United States of America, or in other investments of a short-term nature.

C. Article II of the Prototype Plan Document is further amended by adding the following Section 2,. at the end thereof:
                  "2.48 'Company Stock' means shares of publicly traded common stock of the Company or any affiliate of the Company which constitute qualifying Company securities (as that term is defined in Section 407 of the Employee Retirement Income Security Act of 1974, as amended ('ERISA'))."

                  D. Section 4.7 of the Prototype Plan Document is hereby amended by adding the following at the end thereof."The Company may make Company Contributions and Matching Contributions to the Trust in the form of shares of Company Stock."

E. Section 5.9(b)(i) of the Prototype Plan Document is hereby amended by adding the following sentence at the end thereof:

      " Notwithstanding the foregoing, the Trustee shall manage the investment of the Company Stock Fund at the direction of the Plan Administrator and the Participants and Beneficiaries shall have no investment control over such Fund. In no event shall assets held in Participants' Elective Deferral Accounts, After tax Accounts and Rollover Accounts be permitted to be invested in the Company Stock Fund."

F. Section 7.6 of the Prototype Plan Document is hereby amended by adding the following subsection (h) at the end thereof:

      "(h) All in-service distributions must be paid in cash only."

                  G. Section 7.7(a) of the Prototype Plan Document is hereby amended by deleting Option A in its entirety and substituting the following in lieu thereof. "Option A: (i) One lump sum payment in cash; (ii) one lump sum payment consisting of all whole shares of Company Stock and the balance in cash;
(111) a total Direct Rollover of an ELIGIBLE Rollover Distribution; or (iv) a partial lump sum in cash and a Direct Rollover of the remaining balances."

                  H. Section 10.2 of the Prototype Plan Document is hereby amended by adding the following s-subsection (m) at the end of subsection (1):

      "(m) To acquire and hold securities which constitute qualifying Company securities with respect to the Profit Plan (as such term is defined in Section 407 of ERISA); provided that the Trustee shall have no responsibility for determining whether such acquisition or holding complies with ERISA; and provided further that the Plan Administrator shall be responsible for filing all reports required under federal or state securities laws with respect to the Trust's ownership of qualifying Company securities (including without limitation any reports required under Section 13 or 16 of the Securities Exchange Act of 1934, as amended) and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Company securities pending the filing of any report, and the Trustee shall provide to the Plan Administrator such information on the Trust's ownership of qualifying Company securities as the Plan Administrator may reasonably request in order to comply with federal or state securities laws and ERISA; "

I. Section 10.5 of the Prototype Plan Document is hereby amended by adding the following at the end thereof:

       "Voting instructions with respect to Company Stock shall be delivered directly to the Trustee (or an agent of the Trustee) by the Participants and Beneficiaries, and the Trustee shall maintain the confidentiality, and shall not disclose the contents, of any such vote except as otherwise required by law or a court of competent jurisdiction. The Trustee shall vote shares of Company Stock or respond to a tender offer with regard to Company Stock only in accordance with instructions from the Participants and Beneficiaries. Unless otherwise required by law, the Trustee shall take no action with respect to shares of Company Stock for which it has not received timely instructions from the Par-ticipants and Beneficiaries."

    17. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. As to all Incentive Stock Options and all Nonstatutory Stock Options with an exercise price of at least 100% of Fair Market Value of the Company Stock on the Date of Grant, this Plan shall be interpreted for such Options to be excluded from applicable employee remuneration for purposes of Code section 162(m).

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed this 1st day of September 1, 1998.

                                                PALLET MANAGEMENT SYSTEMS, INC.


                                      By: